EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Digital Media Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vanessa Guzmán-Clark, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2023
/s/ Vanessa Guzmán-Clark
	Name:	Vanessa Guzmán-Clark
	Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)